UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2004

NASHUA CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-05492	02-0170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Trafalgar Square, 2nd Floor
Nashua, New Hampshire 03063
(Address of principal executive offices and zip code)

(603)880-2323
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE DATED 10-4-2004

Item 8.01 – Other Events

On October 4, 2004, Nashua Corporation issued a press release announcing that Minnesota Life, a subsidiary of Securian Financial Group, had assumed the liability for, and the administration of, death benefit payments for approximately 580 retirees of the Company. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits

Exhibit
Number	Description
99.1	Press Release dated October 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION

Date: October 5, 2004	By	/s/ John L. Patenaude

John L. Patenaude Vice President-Finance, Chief Financial Officer and Treasurer